UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                   Form 8-K/A
 The original 8-K dated October 25, 2002 has been amended by this form 8-K/A to include revised payment information.

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2002

           Salomon Mortgage Loan Trust, Series 2002-UST1
           (Exact name of registrant as specified in its charter)

New York (governing law of                333-63752               03-0440498
Pooling and Servicing Agreement)         (Commission              (IRS EIN)
(State or other jurisdiction             File Number)
of Incorporation)

     c/o Citibank, N.A.
     399 Park Avenue
     New York, NY                                                 10043
     (Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code:  (212) 657-2183

     (Former name or former address, if changed since last report)


ITEM 5.  Other Events

     On October 25, 2002 a distribution was made to holders of Salomon Mortgage Loan Trust, Series 2002-UST1.


ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

     EX-99.1 Monthly report distributed to holders of Salomon Mortgage Loan Trust, Series 2002-UST1, relating to the October 25, 2002 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  3-28-2003
           ---------------

     Filed on behalf of Salomon Brothers Mortgage Securities VII, INC., by Citibank N.A., as Trustee for Salomon Mortgage Loan Trust, Series 2002-UST1.


                  By:       Jennifer Cupo
                            ------------------------------
                  Company:  Citibank, N.A. as Trustee